Exhibit 99.1

NFP Announces Marshall A. Heinberg Joins Board of Directors

Reelection by Stockholders of Other Board Members

NEW YORK, May 24, 2012 – National Financial Partners Corp. (NYSE: NFP), a leading provider of benefits, insurance and wealth management services, today announced that at its Annual Meeting of Stockholders, held yesterday, Marshall A. Heinberg, Head of the Investment Banking Department of Oppenheimer & Co. Inc. (“Oppenheimer”), was elected to NFP's Board of Directors. In addition, all existing members of NFP's Board that were standing for reelection were reelected.  NFP's Board of Directors consists of eight directors, including six independent directors.

Commenting on today's announcement, Jessica M. Bibliowicz, chairman and chief executive officer, said, "We are pleased to welcome Marshall Heinberg to NFP. Marshall brings unique expertise regarding financial matters which will make him a valuable addition to our Board."

Commenting on his election to NFP's Board of Directors, Mr. Heinberg said, "I am honored to join NFP's Board, and I look forward to working with the management team and other Board members to continue to build on NFP’s success."

Mr. Heinberg has served as the Head of the Investment Banking Department of Oppenheimer since January 2008.  Mr. Heinberg began his investment banking career in 1987 in the Corporate Finance Division of Oppenheimer & Company, which was acquired by the Canadian Imperial Bank of Commerce (”CIBC”) in 1997.  In 2001, Mr. Heinberg was named Head of CIBC’s US Investment Banking Department and in 2008, CIBC’s US capital markets business was acquired by Oppenheimer.  Prior to joining Oppenheimer, Mr. Heinberg practiced corporate law.  Since 2010, he has also served as a director of Image Entertainment, Inc. and Universal Biosensors Inc.

Members elected to NFP's Board of Directors are:
Jessica M. Bibliowicz, Chairman and Chief Executive Officer, NFP
Stephanie W. Abramson, Dean, Executive Education and Graduate Professional Studies New York University - Shanghai
Patrick S. Baird, Retired Chief Executive Officer, AEGON USA, LLC
R. Bruce Callahan, Chairman Emeritus, NFP Insurance Services, Inc.
John A. Elliott, Dean, Zicklin School of Business, Baruch College, The City University of New York
J. Barry Griswell, Chief Executive Officer Community Foundation of Greater Des Moines and Retired Chairman and Chief Executive Officer, Principal Financial Group, Inc.
Marshall A. Heinberg, Head of the Investment Banking Department of Oppenheimer & Co. Inc.
Kenneth C. Mlekush, Retired Vice Chairman of Jefferson-Pilot Life Insurance Company

Additionally, the Company’s stockholders voted in favor of all other items of business on the Annual Meeting agenda, including the advisory vote on executive compensation.

About NFP
National Financial Partners Corp. (NYSE: NFP), and its benefits, insurance and wealth management businesses provide diversified advisory and brokerage services to companies and high net worth individuals, partnering with them to preserve their assets and prosper over the long term. NFP advisors provide innovative and comprehensive solutions, backed by NFP's national scale and resources. NFP operates in three business segments. The Corporate Client Group provides corporate and executive benefits, retirement plans and property and casualty insurance. The Individual Client Group includes retail and wholesale life insurance brokerage and wealth management advisory services. The Advisor Services Group serves independent financial advisors by offering broker-dealer and asset management products and services. Most recently, NFP was ranked as the eighth Top Global Insurance Broker by Best's Review; operated the fourth largest Executive Benefits Provider of nonqualified deferred compensation plans administered for recordkeeping clients as ranked by PlanSponsor; operated a top ten Independent Broker Dealer as ranked by Financial Planning and Financial Advisor; had three advisors ranked in Barron's Top 100 Independent Financial Advisors and is a leading independent life insurance distributor according to many top-tier carriers. For more information, visit www.nfp.com.

Forward-Looking Statements
This release contains statements which are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words "anticipate," "expect," "intend," "plan," "believe," "estimate," "may," "project," "will," "continue" and similar expressions of a future or forward-looking nature. Forward-looking statements may include discussions concerning revenue, expenses, earnings, cash flow, impairments, losses, dividends, capital structure, market and industry conditions, premium and commission rates, interest rates, contingencies, the direction or outcome of regulatory investigations and litigation, income taxes and the Company’s operations or strategy.  These forward-looking statements are based on management’s current views with respect to future results. Forward-looking statements are based on beliefs and assumptions made by management using currently-available information, such as market and industry materials, experts’ reports and opinions, and current financial trends. These statements are only predictions and are not guarantees of future performance. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by a forward-looking statement. These risks and uncertainties include, without limitation: (1) the ability of the Company to execute on its strategy of increasing recurring revenue and other business initiatives; (2) NFP’s ability, through its operating structure, to respond quickly to operational, financial or regulatory situations impacting its businesses; (3) the ability of the Company’s businesses to perform successfully following acquisition, including through the diversification of product and service offerings, and NFP’s ability to manage its business effectively and profitably through its principals and employees and through the Company’s reportable segments; (4) any losses that NFP may take with respect to dispositions, restructures or otherwise; (5) seasonality or an economic environment that results in fewer sales of financial products or services; (6) NFP’s success in acquiring and retaining high-quality independent financial services businesses and their managers and key producers; (7) changes in premiums and commission rates or the rates of other fees paid to the Company’s businesses, due to requirements related to medical loss ratios stemming from the Patient Protection and Affordable Care Act or otherwise; (8) NFP’s ability to operate effectively within the restrictive covenants of its credit facility; (9) changes that adversely affect NFP’s ability to manage its indebtedness or capital structure, including changes in interest rates or credit market conditions; (10) the impact of capital markets behavior, such as fluctuations in the price of NFP’s common stock, or the dilutive impact of capital raising efforts; (11) adverse results or other consequences from matters including litigation, arbitration, settlements, regulatory investigations or compliance initiatives, such as those related to business practices, compensation agreements with insurance companies, policy rescissions or chargebacks, or activities within the life settlements industry; (12) the impact of legislation or regulations on NFP’s businesses, such as the possible adoption of exclusive federal regulation over interstate insurers, the uncertain impact of legislation regulating the financial services industry, such as the recent Dodd-Frank Wall Street Reform and Consumer Protection Act, the impact of the adoption of the Patient Protection and Affordable Care Act and resulting changes in business practices, potential changes in estate tax laws, or changes in regulations affecting the value or use of benefits programs, any of which may adversely affect the demand for or profitability of the Company’s services; (13) adverse developments in the Company’s markets, such as those related to compensation agreements with insurance companies or activities within the life settlements industry, which could result in decreased sales of financial products or services; (14) the effectiveness or financial impact of NFP’s incentive plans; (15) the impact of the adoption or change in interpretation of certain accounting treatments or policies and changes in underlying assumptions relating to such treatments or policies, which may lead to adverse financial statement results; (16) the loss of services of key members of senior management; (17) failure by the Company’s broker-dealers to comply with net capital requirements; (18) the Company’s ability to compete against competitors with greater resources, such as those with greater name recognition; (19) developments in the availability, pricing, design, tax treatment or underwriting of insurance products, including insurance carriers’ potential change in accounting for deferred acquisition costs, revisions in mortality tables by life expectancy underwriters or changes in the Company’s relationships with insurance companies; (20) the reduction of the Company’s revenue and earnings due to the elimination or modification of compensation arrangements, including contingent compensation arrangements and the adoption of internal initiatives to enhance compensation transparency, including the transparency of fees paid for life settlements transactions; (21) the occurrence of adverse economic conditions or an adverse legal or regulatory climate in New York, Florida or California; and (22) the Company’s ability to effect smooth succession planning.

Additional factors are set forth in NFP’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2011, filed with the SEC on February 13, 2012.

Forward-looking statements speak only as of the date on which they are made. NFP expressly disclaims any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Source:  NFP

Contact:
Abbe F. Goldstein, CFA
SVP, Investor Relations & Corporate Communications
NFP

Investor Relations
ir@nfp.com
212-301-4011

Media Relations
communications@nfp.com
212-301-1039